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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 1997
                                                 ---------------------

                               M.A. Hanna Company
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             (Exact name of registrant as specified in its charter)

    Delaware                        1-5222                    34-023435
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(State Or Other                   (Commission              (I.R.S. Employer
 Jurisdiction                     File Number)           Identification Number)
Of Incorporation)

         Suite 36-5000, 200 Public Square,  Cleveland, Ohio  44114-2304
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         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (216) 589-4000
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                                     Exhibit Index Appears on sequential page 3.



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Item 5.           Other Events.
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                  The Company is filing herewith the following exhibit to its
Registration Statement on Form S-3 (File No. 333-5763), which was declared effective on November 8, 1996.

         1. Computation of Ratio of Earnings to Fixed Charges (revised to reflect the Company's results as of March 31, 1997).

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               M.A. HANNA COMPANY

Date:  June 24, 1997               By:      /s/ John S. Pyke, Jr.
                                            ---------------------
                                   Name:  John S. Pyke, Jr.
                                   Title: Vice President and
                                   Secretary






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                                  EXHIBIT INDEX
                                  -------------

Exhibit           Description of Exhibit
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12.1              Computation of Ratio of Earnings to Fixed Charges
                  (revised to reflect the Company's results as of March
                  31, 1997).